Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count
UPB
82
$10,006,620.79
In Foreclosure >= 180 Days
Count
UPB
0
In Bankruptcy >= 60 Days
Count
UPB
11
$1,225,596.75
REO >= 180 Days
Count
UPB
0
Loans with LTV >= 85% and Delinquent >= 60
Days(Excluded BK, FC, FB, REO)
Count
UPB
22
$1,560,661.70
Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count
UPB
20
$596,266.43
Loans in Foreclosure >= 60 Days beyond state
average
Count
UPB
1
$27,096.13
MI Claims open >= 60 Days
Number of Loans
Total Claim Amount
Avg. Claim
Avg. Aging
0
REO Not on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
1
$87,898.37
62.0
REO on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
1
$79,950.52
77.0
REO Prop in Eviction >= 60 Days
Number of Loans
Total UPB
Avg. Days in Eviction
1
$67,519.65
80.0
BPO Reconciliation
Variance
Number of Loans
Total UPB
10 - 15%
15
$1,578,599.58
15 - 20%
14
$1,670,108.27
20 - 25%
8
$861,701.96
25 - 30%
6
$515,078.80
> 30%
17
$2,214,908.06
Red Flag Dashboard (OTS)
Date: 11/1/2005 9:44:54 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
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